SHAREHOLDERS’ EQUITY	12 Months Ended
Jun. 30, 2025
SHAREHOLDERS’ EQUITY

29. SHAREHOLDERS’ EQUITY

Share Capital

The Company was established under the laws of the Cayman Islands on September 12, 2024. The authorized share capital of the Company was US$500,000 divided into (i) 22,500,000,000 ordinary shares of par value of US$0.00002 each and (ii) 2,500,000,000 Series A Preferred Shares of par value of US$0.00002 each. The Company Reorganization as detailed in Note 1 above, was completed on May 31, 2025.

On August 27, 2025, the Company entered into an underwriting agreement with the representative of the underwriters, in connection with its initial public offering of 1,525,000 ordinary shares, par value US$0.00002 per share at a price of US$4.00 per share for total gross proceeds of approximately $7 million, before deducting underwriting discounts and offering expenses. The Company sold 1,067,500 ordinary shares and selling shareholders sold an aggregate of 457,500 ordinary shares. The Company did not receive any proceeds from any of ordinary shares sold by the selling shareholders. The Company also granted the representative a 45-day option to purchase up to 228,750 ordinary shares, equal to 15% of the total number of ordinary shares sold in this offering to cover over-allotments, which over-allotment was provided solely by the Company. The over-allotment option was exercised in full by the underwriters on August 28, 2025.

Merger reserve

Merger reserve represents the difference between the value of the ordinary shares issued in exchange for the ordinary shares of the subsidiary acquired under business combination under common control.

Capital contributions constitute the capital transactions from shareholder that affected the shareholders’ equity. For the years ended June 30, 2024 and 2025, JPY30,000 thousand and JPY379,364 thousand have been accounted for as capital contribution from shareholder in these consolidated financial statements.